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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form S-3, into Hibbett Sporting Goods, Inc.'s previously filed Registration Statements File Nos. 333-21299, 333-21301, 333-21303 and 333-21305.


                                          ARTHUR ANDERSEN LLP
Birmingham, Alabama
November 20, 2001